UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  June 15, 2021

AULT GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DPW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On June 11, 2021, Ault Global Holdings, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with Ault & Company, Inc., a Delaware corporation and a stockholder of the Company (the “Ault & Company”). Pursuant to the terms of the Agreement, Ault & Company shall purchase an aggregate of 1,000,000 shares of the Company’s common stock, par value $0.001 (“Common Stock”), for a total purchase price of $2,990,000, at a purchase price per share of $2.99, which was $0.05 per share above the closing stock price on June 10, 2021, subject to the approval of the NYSE American.

The Common Stock described in this Current Report on Form 8-K will be offered and sold to Ault & Company in reliance upon exemption from the registration requirements under Section 4(a)(2) under the Securities Act of 1933, as amended.

Milton C. Ault, III, the Company’s Executive Chairman of the Board of Directors, serves as the Chairman of the Board of Directors and Chief Executive Officer of Ault & Company. William B. Horne, the Company’s Chief Executive Officer and Vice Chairman of the Board of Directors, serves as the Vice Chairman of the Board of Directors and Chief Financial Officer of Ault & Company. Henry Nisser, the Company’s President and General Counsel, serves as the Executive Vice President and General Counsel of Ault & Company.

The foregoing is only brief description of the material terms of the Agreement, the form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and such descriptions are qualified in their entirety by reference to the exhibit.

Item 7.01	Regulation FD Disclosure.

On June 15, 2021, the Company issued a press release announcing that it has entered into the Agreement with Ault & Company for the sale of the Common Stock, which press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item, Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Exhibits and Financial Statements.

(d)           Exhibits:

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement
99.1	Press Release issued by Ault Global Holdings, Inc., on June 15, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AULT GLOBAL HOLDINGS, INC.

Dated: June 15, 2021	/s/ Henry Nisser
Henry Nisser President and General Counsel